Exhibit 10.1

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this “Agreement”) is made and entered into effective as of the 3rd day of September, 2016 (the “Effective Date”), by and between J. ALEXANDER’S, LLC, a Tennessee limited liability company (“Borrower”) and PINNACLE BANK (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender made a revolving line of credit loan (the “Loan”) to Borrower in the original principal amount of ONE MILLION AND NO/100 ($1,000,000.00) DOLLARS, evidenced and secured by the following:

(a) Revolving Promissory Note dated September 3, 2013 in the original principal amount of $1,000,000.00 executed by Borrower to Lender (the “Line of Credit Note”);

(b) Loan Agreement dated September 3, 2013 evidencing the Line of Credit Note and other indebtedness owed by Borrower to Lender as therein described, executed by Borrower and Lender, and further executed by by J. Alexander’s Holdings, LLC, a Delaware limited liability company, J. Alexander’s Restaurants, LLC,  a Tennessee limited liability company, J. Alexander’s Restaurants of Kansas, LLC, a Kansas limited liability company, J. Alexander’s of Texas, LLC, a Texas limited liability company, JAX Real Estate, LLC, a Delaware limited liability company, JAX  RE  Holdings, LLC, a Delaware limited liability company, JAX Real Estate Management, LLC, a Delaware limited liability company, Stoney River Management Company, LLC, a Delaware limited liability company, SRLS LLC, a Delaware limited liability company, Stoney River Legendary Management, L.P., a Georgia limited partnership, and Stoney River, LLC, a Delaware limited liability company (each a “Guarantor” and collectively the “Guarantors”), modified by Amended and Restated Loan Agreement dated December 9, 2014 and further modified by Second Amended and Restated Loan Agreement dated May 20, 2015  (collectively the “Loan Agreement”);

(c) A mortgage/deed of trust lien on twelve (12) certain real estate assets owned by JAX Real Estate, LLC, J. Alexander's, LLC, and J. Alexander's Restaurants, LLC, each having a J. Alexander's Restaurant, Stoney River Restaurant, or a Redlands Grill Restaurant located thereon (“Real Estate Collateral”) securing the Line of Credit Note and other indebtedness as described in each of the mortgages/deeds of trust and recorded in the jurisdiction in which the respective real estate assets are located, as modified and amended by First Master Modification Agreement dated December 9, 2014 and by Second Master Modification Agreement dated May 20, 2015 (collectively the “Security Instruments”);

(d) Assignment and Security Agreement executed by Borrower and Lender dated September 3, 2013, modified by Amended and Restated Assignment and Security Agreement dated December 9, 2014 and further modified by Second Amended and Restated Assignment and Security Agreement dated May 20, 2015  (collectively the “Assignment and Security Agreement”); and

(e) Guaranties dated September 3, 2013, executed by each of the Guarantors, as amended by Amended and Restated Guaranties dated December 9, 2014 and further amended by Second Amended and Restated Guaranties dated May 20, 2015 (collectively the “Guaranties”).

(the Line of Credit Note, Loan Agreement, Security Instruments, Assignment and Security Agreement and Guaranties, and all other instruments and documents now or hereafter evidencing or securing the Loan, as amended, extended, or otherwise modified from time to time, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, Borrower has requested and Lender has agreed to extend the maturity date of the Line of Credit Note.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender covenant and agree as follows:

1.Subsections (a) and (b) on page one of the Line of Credit Note are hereby deleted, and the following subsections are substituted in their place and stead:

(a)Commencing on October 3, 2013, and on the same day of each succeeding month thereafter though August 3, 2019, monthly payments of interest only shall be due and payable.

(b)The entire unpaid principal and all accrued interest and other charges shall be due and payable on September 3, 2019 (the “Maturity Date”).

3.The Real Estate Collateral is and shall remain subject to the charge or encumbrance of the Security Instruments, and nothing herein contained or done pursuant hereto shall affect or be construed to affect the charge or encumbrance of the Security Instruments or the priority thereof over other liens, charges, or encumbrances or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of any of the Loan Documents.

4.The Loan Documents, as amended hereby, are fully enforceable in accordance with their terms.

5.The Guarantors join in the execution of this Agreement for the purpose of acknowledging this Agreement, and to acknowledge and covenant that Guarantors, under their existing Guaranties, guarantee, among other things and without limitation, the full and prompt payment and performance to Lender at all times of all indebtedness and obligations of Borrower to Lender, whether now existing or hereafter arising, including, but not limited to, the indebtedness evidenced by the Line of Credit Note and the Loan Documents, as amended hereby.

6.As of the Effective Date, Borrower and Guarantors have no claim, demand, or right of setoff against Lender or any other party arising out of or with respect to any of the Loan Documents or the indebtedness evidenced thereby.

7.The Loan Documents are hereby further amended to the extent necessary to conform to the foregoing, but no further or otherwise.  The Loan Documents shall continue in full force and effect, amended only as specifically stated herein.  Lender reserves all of its rights, remedies, and privileges set forth in the Loan Documents, as amended hereby.  This Agreement does not constitute a novation of any of the Loan Documents.

8.Borrower is a Tennessee limited liability company, validly existing, and in good standing under the laws of the State of Tennessee and has the authority and power to enter into and perform its obligations under this Agreement.  The party executing this Agreement on behalf of Borrower is duly authorized to act on Borrower’s behalf.

9.Borrower and Guarantors shall execute and deliver to Lender such instruments and documents as Lender may from time to time reasonably require and shall take such actions as Lender may from time to time reasonably require to carry out the provisions contained herein and to assure the full realization by Lender of the benefit of the Loan Documents and the security given thereunder.

10.Borrower shall pay all costs, fees, and expenses, including, but not limited to, appraisal fees, recording fees and reasonable attorneys’ fees, incurred by Lender in connection with the preparation and consummation of this Agreement and in obtaining, maintaining, and preserving the collateral securing the indebtedness evidenced and secured by the Loan Documents and otherwise in protecting or perfecting Lender’s rights and interests pursuant to the Loan Documents.  This Agreement is governed by the laws of the State of Tennessee.  This Agreement is severable such that the invalidity or unenforceability of any provision hereof shall not impair the validity or enforceability of the remaining provisions.  This Agreement shall be binding upon the parties hereto and their successors and assigns. This Agreement may be executed in multiple counterparts that when taken as a whole shall constitute a complete agreement.

11.BORROWER, GUARANTORS, AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS Agreement, ANY INSTRUMENTS OR DOCUMENTS EVIDENCING OR SECURING THIS Agreement, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO OR ACCEPTING THIS Agreement. FURTHER, BORROWER AND GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.  ANY ACTION BROUGHT HEREUNDER OR WITH RESPECT TO THE SUBJECT MATTER HEREOF MUST BE

BROUGHT IN THE STATE COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE OR IN THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE WHICH SHALL HAVE EXCLUSIVE JURISDICTION AND VENUE OF ANY SUCH MATTERS.

{Signature pages to follow}

IN WITNESS WHEREOF, the undersigned has executed this Modification Agreement effective as of the Effective Date.

BORROWER:

J. ALEXANDER’S, LLC,
a Tennessee limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

LENDER:

PINNACLE BANK

By:	/s/ William W. Decamp
William W. DeCamp, Senior Vice President

GUARANTORS:

J. ALEXANDER’S HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

J. ALEXANDER’S RESTAURANTS, LLC,
a Tennessee limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

J. ALEXANDER’S RESTAURANTS OF
KANSAS, LLC, a Kansas limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

J. ALEXANDER’S OF TEXAS, LLC,
a Texas limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

JAX REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

JAX RE HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

JAX REAL ESTATE MANAGEMENT, LLC,
a Delaware limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

STONEY RIVER MANAGEMENT COMPANY, LLC,
a Delaware limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

SRLS LLC,
a Delaware limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

STONEY RIVER LEGENDARY MANAGEMENT, L.P.,
a Georgia limited partnership

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer

STONEY RIVER, LLC,
a Delaware limited liability company

By:	/s/ Mark A. Parkey
Name:	Mark A. Parkey
Title:	Executive Vice President and Chief Financial Officer